American Century Capital Portfolios, Inc. Statement of Additional Information Supplement AC Alternatives® Income Fund AC Alternatives® Long Short Fund AC Alternatives® Multi-Strategy Fund
Supplement dated May 6, 2016 ■ Statement of Additional Information dated March 1, 2016

The following replaces the third paragraph in The Funds' History section on page 2 of the statement of additional information.
American Century Investment Management, Inc. (ACIM or the advisor) serves as the investment adviser to the funds. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the funds. PWP determines the percentage of the funds’ portfolio allocated to each underlying subadvisor in order to seek to achieve the funds’ investment objective. PWP also is responsible for making recommendations with respect to hiring, terminating, or replacing the funds’ underlying subadvisors, as well as the funds’ asset allocations. The funds’ investment subadvisors are currently: Arrowpoint Asset Management, LLC; Columbia Management Investment Advisers, LLC; Good Hill Partners LP; Levin Capital Strategies, LP; MAST Capital Management, LLC; Passport Capital, LLC, Sankaty Advisors, LLC, Sirios Capital Management, L.P., and Three Bridges Capital, LP (underlying subadvisors). Fund assets not allocated to underlying subadvisors may be managed by PWP (references to “underlying subadvisor(s)” include PWP when acting in this capacity).

The following is added as the ninth bullet point in the Underlying Subadvisors section on pages 45-46 of the statement of additional information.

•	Columbia Management Investment Advisers, LLC, a Minnesota limited liability company, is a subsidiary of Ameriprise Financial, Inc.

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